UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 13, 2010
CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-52891 (Commission File Number)	20-8429087 (IRS Employer Identification Number)

50 Rockefeller Plaza New York, NY (Address of principal executive offices)	10020 (Zip Code)
(212) 492-1100
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On December 13, 2010, Corporate Property Associates 14 Incorporated (“CPA®:14”) and Corporate Property Associates 16 — Global Incorporated (“CPA®:16 — Global”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which CPA®:14 will, subject to the terms and conditions of the Merger Agreement, merge with and into CPA 16 Merger Sub Inc., a subsidiary of CPA®:16 — Global (“CPA16 Merger Sub”), with CPA16 Merger Sub surviving the merger (“Merger”).
     On December 13, 2010, Corporate Property Associates 17 — Global Incorporated (“CPA®:17 — Global”) entered into a sale and purchase agreement with CPA®:14 (the “Sale and Purchase Agreement”) pursuant to which CPA®:14 has agreed to sell and CPA®:17 — Global has agreed to purchase CPA®:14 interests in three properties immediately prior to the closing of the Merger for an aggregate purchase price of $57.4 million, plus an assumption of approximately $153.9 million of indebtedness. The purchase price is based upon a valuation of the properties as of September 30, 2010 performed by a third-party valuation firm.
     The completion of the sale of assets to CPA®:17 — Global, and a concurrent sale of three other properties to W. P. Carey & Co. LLC (“W. P. Carey”) (together, the “CPA®:14 asset sales”), is a condition to the closing of the Merger. The closing of the CPA®:14 asset sales is subject to the satisfaction of all other closing conditions in the Merger, which by their nature are required to be satisfied prior to the closing of the Merger, such as (i) the receipt of requisite stockholder approvals, (ii) the absence of any law or order prohibiting the consummation of the Merger, (iii) the effectiveness of a registration statement on Form S-4 relating to the shares of CPA®:16 — Global common stock to be issued in the Merger, (iv) holders of 50% or less of the outstanding CPA®:14 common stock electing to receive cash in the Merger and (v) CPA®:16 — Global having obtained financing for the Merger as contemplated by the Merger Agreement.
     The Sale and Purchase Agreement may be terminated by CPA®:14 or CPA®:17 — Global (i) by mutual written consent, subject to CPA®:16 — Global’s consent, which may not be unreasonably withheld, (ii) upon a breach of any representation, warranty, covenant or agreement by the other party that has a material adverse effect on the assets being sold by CPA®:14 to CPA®:17 — Global, (iii) if any final and non-appealable judgment, injunction, order, decree or action by any governmental entity prevents the consummation of the transactions contemplated in the Sale and Purchase Agreement, (iv) if the Merger is terminated or (v) if the completion of the transactions contemplated in the Sale and Purchase Agreement has not occurred by September 30, 2011, provided that September 30, 2011 may be extended to December 31, 2011 under certain circumstances described in the Sale and Purchase Agreement. In addition, if either CPA®:14 or CPA®:17 — Global fails to consummate the Sale and Purchase Agreement, and the termination is not due to any actions or inactions of the non-defaulting party described in the Sale and Purchase Agreement, the non-defaulting party may terminate, or pursue specific performance under, the Sale and Purchase Agreement.
     Carey Asset Management Corp. (“CAM”), a subsidiary of W. P. Carey, and its affiliates provide investment and advisory services to CPA®:14, CPA®:16 — Global and CPA®:17 — Global. CAM and its affiliates expect to receive approximately $46.4 million in fees from CPA®:14 in connection with the Merger and the CPA®:14 asset sales. In addition, as CPA®:17 — Global’s advisor, CAM and its affiliates will benefit from future asset management fees and cash distributions payable in respect of the properties purchased by CPA®:17 — Global from CPA®:14 pursuant to CPA®:17 — Global’s advisory agreement and its operating partnership agreement.
     The foregoing description of the Sale and Purchase Agreement is not complete and is qualified in its entirety by reference to the Sale and Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Cautionary Statement Concerning Forward-Looking Statement:
     This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of CPA®:17 — Global and can be identified by the use of words such as “may,” “will,” “should,” “would,” “seeks,” “plans,” “believes,” “expects,” “anticipates,” “intends,” “estimates” and other comparable terms. It is important to note that CPA®:17 — Global’s actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect CPA®:17 — Global’s future results, performance, achievements or transactions.
     Factors that could cause actual results to differ materially from those described in this Current Report on Form 8-K include, among others: risks and uncertainties associated with the sale and purchase of CPA®:14’s properties; the possibility that various closing conditions of the Merger and the CPA®:14 asset sales may not be satisfied or waived; general economic and business conditions; potential liability under, and changes in, environmental, zoning, tax and other laws; and other factors.
     All subsequent written and oral forward-looking statements attributable to CPA®:17 — Global or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. CPA®:17 — Global does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:

Exhibit No.	Description of Exhibit

10.1
Sale and Purchase Agreement, dated as of December 13, 2010, by and among Corporate Property Associates 14 Incorporated and Corporate Property Associates 17 — Global Incorporated, on behalf of single purpose entities to be formed for the purpose of acquiring the properties.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED
Date: December 14, 2010	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director